UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 12, 2019
AMERICAN AIRLINES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:
(817) 963-1234

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AAL	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.
At the 2019 Annual Meeting of Stockholders of American Airlines Group Inc. (the “Company”) held on June 12, 2019 (the “2019 Annual Meeting”), the stockholders of the Company voted on the following proposals, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 29, 2019 (the “Proxy Statement”):
Proposal 1: Election of Directors.
The stockholders elected the following individuals to the Company’s Board of Directors:

Nominee	For	Against	Abstain	Broker Non-Votes
James F. Albaugh	315,975,430	4,598,104	407,602	87,570,108
Jeffrey D. Benjamin	317,252,921	3,338,031	390,184	87,570,108
John T. Cahill	317,598,337	2,960,054	422,745	87,570,108
Michael J. Embler	319,018,016	1,568,467	394,653	87,570,108
Matthew J. Hart	319,077,750	1,510,748	392,638	87,570,108
Susan D. Kronick	318,627,129	1,952,417	401,590	87,570,108
Martin H. Nesbitt	318,362,553	2,200,572	418,011	87,570,108
Denise M. O'Leary	314,804,869	5,803,006	373,261	87,570,108
W. Douglas Parker	315,377,670	5,193,499	409,967	87,570,108
Ray M. Robinson	309,270,823	11,432,762	277,551	87,570,108
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm.
The stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.

For	Against	Abstain	Broker Non-Votes
403,106,227	3,665,529	1,779,488	0
Proposal 3: Advisory Vote to Approve Executive Compensation.
The stockholders approved, on a non-binding, advisory basis, the compensation of the Company's named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
307,759,973	12,652,227	568,936	87,570,108
Proposal 4: Stockholder Proposal to Provide a Report on Political Contributions and Expenditures.
The stockholder proposal that the Company provide a report disclosing the Company's political contributions and expenditures was not approved.

For	Against	Abstain	Broker Non-Votes
71,162,379	241,841,306	7,977,451	87,570,108

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, American Airlines Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN AIRLINES GROUP INC.

Date: June 12, 2019	By:	/s/ Stephen L. Johnson
Stephen L. Johnson Executive Vice President, Corporate Affairs